EXHIBIT 10.124

                  PEC CASH COLLATERAL AGREEMENT


      CASH  COLLATERAL  AGREEMENT dated as  of  April  22,  1997, between PANDA ENERGY CORPORATION, a Texas corporation (the "Pledgor") and BANKERS TRUST COMPANY, as Trustee (in such capacity, the "Trustee") for the holders ("Holders") of securities ("Securities") issued pursuant to the terms and subject to the conditions of the Trust Indenture, dated as of April 22, 1997 (as amended, supplemented or otherwise modified from time to time, the "Company Indenture"), between Panda Global Holdings, Inc., a Delaware corporation (the "Company") and the Trustee and any Series Supplemental Indentures (as described in the Company Indenture).


                      W I T N E S S E T H:


      WHEREAS, the Company has issued Securities pursuant to the Company Indenture in the form of a guarantee (the "Senior Secured Notes Guarantee") of certain notes (the "Senior Secured Notes") issued by Panda Global Energy Company, a subsidiary of the Company (the "Issuer") in order to receive more favorable financing terms for the sale of the Senior Secured Notes, and the Pledgor has agreed to assign its rights to certain assets to the Trustee;

      WHEREAS, the Pledgor is an affiliate of the Company and of the Issuer, and it is to the advantage of Pledgor to facilitate the sale of Senior Secured Notes;


      NOW, THEREFORE, in consideration of the premises and to induce the Trustee to enter into the Company Indenture and to induce the Initial Purchaser to purchase the Securities under the Purchase Agreement dated April 11, 1997 (as it may be amended, supplemented or otherwise modified from time to time, the "Purchase Agreement") with the Issuer, the Company and Panda Energy International, Inc., the Pledgor hereby agrees with the Trustee, for the ratable benefit of the Holders, as follows:


      1. Defined Terms. (a) Unless otherwise defined herein, terms defined in the Company Indenture and used herein shall have the meanings given to them in the Company Indenture.

     (b)  The following terms shall have the following meanings:

      "Agreement":   this PEC Cash Collateral Agreement,  as  the
same may be amended, modified or otherwise supplemented from time to time.

     "Cash Collateral":  the collective reference to:

      (a) all cash, instruments, securities and funds deposited from time to time in the Cash Collateral Account, including, without limitation, all Domestic Project Event Proceeds deposited in the Cash Collateral Account and all cash or other money proceeds of any property of the Pledgor that constitutes collateral subject to a security interest for the benefit of the Trustee under any Transaction Document;

     (b) all investments of funds in the Cash Collateral Account and all instruments and securities evidencing such investments;
and

      (c) all interest, dividends, cash, instruments, securities and other property received in respect of, or as proceeds of, or in substitution or exchange for, any of the foregoing.

      "Cash Collateral Account":  the PEC Revenue Account.

      "Code": the Uniform Commercial Code from time to time in effect in the State of New York.

      "Collateral":   the  collective  reference  to  the   Cash
Collateral and the Cash Collateral Account.

      "Obligations": (i) the collective reference to the unpaid principal, interest and premium, if any (including Liquidated Damages and Additional Amounts, if any), on the Securities and all other obligations and liabilities of the Company or the Pledgor to the Trustee and the Holders of the Securities
(including, without limitation, interest accruing after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to the Company or the Pledgor whether or not a claim for post-filing or post-petition interest is allowed in such proceeding), whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of, or in connection with, the Company Indenture, any Series Supplemental Indenture, any Senior Secured Notes Guarantee, any other Securities, this Agreement, the other Transaction Documents to which the Company is a party or any other document made, delivered or given in connection therewith; and

      (ii) all obligations and liabilities of the Pledgor which may arise under or in connection with this Agreement or any other
Transaction Document to which the Pledgor is a party;

in each case whether on account of principal, interest, reimbursement obligations, fees, indemnities, costs, expenses or otherwise (including, without limitation, all fees and disbursements of counsel to the Trustee or the Holders that are required to be paid by the Company or the Pledgor pursuant to the terms of the Company Indenture or this Agreement or any other Transaction Document.

      (c) The words "hereof," "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and section and paragraph references are to this Agreement unless otherwise specified.

      (d) The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

      2. Grant of Security Interest. As collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Obligations, the Pledgor hereby grants to the Trustee, for the ratable benefit of the Holders, a security interest in the Collateral.

      3.   Maintenance of Cash Collateral Account.  (a) The  Cash
Collateral Account shall be maintained until the Obligations have been paid and performed in full.

      (b) The Collateral shall be subject to the exclusive dominion and control of the Trustee, which shall hold the Cash Collateral and administer the Cash Collateral Account subject to the terms and conditions of this Agreement and the Company Indenture. The Pledgor shall have no right of withdrawal from the Cash Collateral Account nor any other right or power with respect to the Collateral, except as expressly provided herein.

      4. Representations and Warranties. The Pledgor represents and warrants to the Trustee that:

      (a) The Pledgor has the corporate power and authority and the legal right to execute and deliver, to perform its obligations under, and to grant the security interest in the Collateral pursuant to, this Agreement and has taken all necessary corporate action to authorize its execution, delivery and performance of, and grant of the security interest in the Collateral pursuant to, this Agreement.

      (b) This Agreement constitutes a legal, valid and binding obligation of the Pledgor enforceable in accordance with its terms and creates in favor of the Trustee a perfected, first priority security interest in the Collateral, enforceable in accordance with its terms, except in each case as affected by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

      (c) The execution, delivery and performance of this Agreement will not violate any provision of any Requirement of Law or Contractual Obligation of the Pledgor and will not result in the creation or imposition of any Lien on any of the properties or revenues of the Pledgor pursuant to any Requirement of Law or Contractual Obligation of the Pledgor, except as contemplated hereby.

      (d) No consent or authorization of, filing with, or other act by or in respect of, any arbitrator or Governmental Authority and no consent of any other Person (including, without limitation, any stockholder or creditor of the Pledgor), is required in connection with the execution, delivery, performance, validity or enforceability of this Agreement.

     (e) No litigation, investigation or proceeding of or before any arbitrator or Governmental Authority is pending or, to the knowledge of the Pledgor, threatened by or against the Pledgor or against any of its properties or revenues with respect to this Agreement or any of the transactions contemplated hereby.

      5. Covenants. The Pledgor covenants and agrees with the Trustee that, except as the Trustee may otherwise consent in accordance with the terms of the Company Indenture:

      (a) The Pledgor will not, (1) sell, assign, transfer, exchange, or otherwise dispose of, or grant any option with respect to, the Collateral, or (2) create, incur or permit to exist any Lien or option in favor of, or any claim of any Person with respect to, any of the Collateral, or any interest therein, except for the security interest created by this Agreement.

      (b) The Pledgor will maintain the security interest created by this Agreement as a first, perfected security interest and will defend the right, title and interest of the Trustee and the Holders of Securities in and to the Collateral against the claims and demands of all Persons whomsoever. At any time and from time to time, upon the written request of the Trustee, and at the sole expense of the Pledgor, the Pledgor will promptly and duly execute and deliver such further instruments and documents and take such further actions as the Trustee reasonably may request for the purposes of obtaining or preserving the full benefits of this Agreement and of the rights and powers herein granted, including, without limitation, financing statements under the Code.

      6. Investment of Cash Collateral. Collected funds on deposit in the Cash Collateral Account shall be invested by the Trustee pursuant to the terms of the Company Indenture.

      7. Release of Cash Collateral. The Trustee shall release the Cash Collateral in accordance with the terms of the Company
Indenture.

      8. Remedies. (a) Upon the occurrence of an Event of Default, the Trustee may, without notice of any kind, except for notices required by law which may not be waived, apply the Collateral, after deducting all reasonable costs and expenses of every kind incurred in respect thereof or incidental to the care or safekeeping of any of the Collateral or in any way relating to the Collateral or the rights of the Trustee hereunder, including, without limitation, reasonable attorneys' fees and disbursements of counsel to the Trustee, to the payment in whole or in part of the Obligations, in such order as the Trustee in its sole discretion may elect, and only after such application and after the payment by the Trustee of any other amount required by any provision of law, including, without limitation, Section 9-504(1)(c) of the Code, need the Trustee account for the surplus, if any, to the Pledgor. In addition to the rights, powers and remedies granted to it under this Agreement and in any other agreement securing, evidencing or relating to the Obligations, the Trustee shall have all the rights, powers and remedies available at law, including, without limitation, the rights and remedies of a secured party under the Code. To the extent permitted by law, the Pledgor waives presentment, demand, protest and all notices (except notices specifically provided for in any agreement securing, evidencing or relating to the Obligations) of any kind and all claims, damages and demands it may acquire against the Trustee or any Holder arising out of the exercise by them of any rights hereunder.

      (b) The Pledgor waives and agrees not to assert any rights or privileges which it may acquire under Section 9-112 of the Code. The Pledgor shall remain liable for any deficiency if the proceeds of any sale or other disposition of the Collateral are insufficient to pay the Obligations and the fees and disbursements of any attorneys employed by the Trustee to collect such deficiency.

     9. No Subrogation. Notwithstanding any payment or payments made by the Pledgor hereunder, or any setoff or application of funds of the Pledgor by any Holder, or the receipt of any amounts by the Trustee or any Holder with respect to any of the Collateral, the Pledgor shall not be entitled to be subrogated to any of the rights of the Trustee or any Holder against the
Company  or  against any other collateral security  held  by  the
Trustee or any Holder for the payment of the Obligations, nor shall the Pledgor seek any reimbursement from the Company in respect of payments made by the Pledgor in connection with this Agreement, or amounts realized by the Trustee or any Holder in connection with the Collateral, until all amounts owing to the Trustee and the Holders on account of the Obligations are paid in full. If any amount shall be paid to the Pledgor on account of such subrogation rights at any time when all of the Obligations shall not have been paid in full, such amount shall be held by the Pledgor in trust for the Trustee, segregated from other funds of the Pledgor, and shall, forthwith upon receipt by the Pledgor, be turned over to the Trustee in the exact form received by the Pledgor (duly indorsed by the Pledgor to the Trustee, if required) to be applied against the Obligations, whether matured or unmatured, in such order as the Trustee may determine.

      10. Amendments, etc. with respect to the Obligations; Waiver of Rights. The Pledgor shall remain obligated hereunder, and the Collateral shall remain subject to the security interest created hereby, notwithstanding that, without any reservation of rights against the Pledgor, and without notice to or further assent by the Pledgor, any demand for payment of any of the Obligations made by the Trustee or any Holder may be rescinded by the Trustee or such Holder, and any of the Obligations continued, and the Obligations, or the liability of the Company or any other Person upon or for any part thereof, or any collateral security or guarantee therefor or right of offset with respect thereto, may, from time to time, in whole or in part, be renewed, extended, amended, modified, accelerated, compromised, waived, surrendered, or released by the Trustee or any Holder, and the Company Indenture, the Securities and the other Transaction Documents executed and delivered in connection therewith may be amended, modified, supplemented or terminated, in whole or part, in accordance with their terms, and any guarantee, right of offset or other collateral security at any time held by the Trustee or any Holder for the payment of the Obligations may be sold, exchanged, waived, surrendered or released. Neither the Trustee nor any Holder shall have any obligation to protect, secure, perfect or insure any other Lien at any time held by it as security for the Obligations or any property subject thereto. The Pledgor waives any and all notice of the creation, renewal, extension or accrual of any of the Obligations and notice of or proof of reliance by the Trustee or any Holder upon this Agreement; the Obligations, and any of them, shall conclusively be deemed to have been created, contracted or incurred in reliance upon this Agreement; and all dealings between the Company and the Pledgor, on the one hand, and the Trustee and the Holders, on the other, shall likewise be conclusively presumed to have been had or consummated in reliance upon this Agreement. The Pledgor waives diligence, presentment, protest, demand for payment and notice of default or nonpayment to or upon the Issuer or the Pledgor with respect to the Obligations. When pursuing its rights and remedies hereunder against the Pledgor, the Trustee may, but shall be under no obligation to, pursue such rights and remedies as it may have against the Company or any other Person or against any collateral security or guarantee for the Obligations or any right of offset with respect thereto, and any failure by the Trustee to pursue such other rights or remedies or to collect any payments from the Company or any such other Person or to realize upon any such collateral security or guarantee or to exercise any such right of offset, or any release of the Company or any such other Person or of any such collateral security, guarantee or right of offset, shall not relieve the Pledgor of any liability hereunder, and shall not impair or affect the rights and remedies, whether express, implied or available as a matter of law, of the Trustee or any Holder against the Pledgor or the Collateral.

      11. Trustee's Appointment as Attorney-in-Fact. (a) The Pledgor hereby irrevocably constitutes and appoints the Trustee and any officer or agent of the Trustee, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of the Pledgor and in the name of the Pledgor or in the Trustee's own name, from time to time in the Trustee's discretion, for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Agreement, including, without limitation, any financing statements, endorsements, assignments or other instruments of transfer.

      (b) The Pledgor hereby ratifies all that said attorneys shall lawfully do or cause to be done pursuant to the power of attorney granted in paragraph 0. All powers, authorizations and agencies contained in this Agreement are coupled with an interest and are irrevocable until this Agreement is terminated and the security interests created hereby are released.

      12. Duty of Trustee. The Trustee's sole duty with respect to the custody, safekeeping and physical preservation of the Collateral in its possession, under Section 9-207 of the Code or otherwise, shall be to comply with the specific duties and responsibilities set forth herein and in the Company Indenture. The powers conferred on the Trustee in this Agreement are solely for the protection of the Trustee's and the Holders' interests in the Collateral and shall not impose any duty upon the Trustee or any Holder to exercise any such powers. Neither the Trustee nor any Holder nor its or their directors, officers, employees or agents shall be liable for any action lawfully taken or omitted to be taken by any of them under or in connection with the Collateral or this Agreement, except for its or their gross negligence or willful misconduct.

     13. Execution of Financing Statements. Pursuant to Section 9-402 of the Code, the Pledgor authorizes the Trustee to file financing statements with respect to the Collateral without the signature of the Pledgor in such form and in such filing offices as the Trustee reasonably determines appropriate to perfect the security interests of the Trustee under this Agreement. A carbon, photographic or other reproduction of this Agreement shall be sufficient as a financing statement for filing in any jurisdiction.

      14. Authority of Trustee. The Pledgor acknowledges that the rights and responsibilities of the Trustee under this Agreement with respect to any action taken by the Trustee or the exercise or non-exercise by the Trustee of any option, right, request, judgment or other right or remedy provided for herein or resulting or arising out of this Agreement shall, as between the Trustee and the Holders, be governed by the Company Indenture and by such other agreements with respect thereto as may exist from time to time among them, but, as between the Trustee and the Pledgor, the Trustee shall be conclusively presumed to be acting as agent for the Holders with full and valid authority so to act or refrain from acting, and the Pledgor shall not be under any obligation, or entitlement, to make any inquiry respecting such authority.

      15. Indemnity of Trustee. The Pledgor shall indemnify the Trustee, its officers, agents, employees and directors for, and to hold each such person harmless against any and all losses, liabilities or expenses incurred by it arising out of or in connection with the acceptance or administration of its duties under this Agreement, including the costs and expenses of enforcing this Agreement against the Pledgor or any other Person and investigating or defending itself against any claim (whether asserted by the Pledgor or any Holder of Senior Secured Notes or any other Person) or liability in connection with the exercise or performance of any of its powers or duties hereunder, except to the extent any such loss, liability or expense may be attributable to its negligence or bad faith. The Trustee shall notify the Pledgor promptly of any claim for which it may seek indemnity. Failure by the Trustee to so notify the Pledgor shall not relieve the Pledgor of its obligations hereunder. The Pledgor shall defend the claim and the Trustee shall cooperate in the defense. The Trustee may have separate counsel and, if Pledgor's counsel is not diligently prosecuting or defending the matter, or in the event that there may be a conflict between the positions of the Pledgor and Trustee in conducting the defense, the Pledgor shall pay the reasonable fees and expenses of such counsel. The Pledgor need not pay for any settlement made without its consent, which consent shall not be unreasonably withheld.

      16. Notices. All notices, requests and demands to or upon the Trustee or the Pledgor to be effective shall be in writing (or by telex, fax or similar electronic transfer confirmed in writing) and shall be deemed to have been duly given or made
(a) when delivered by hand or (b) if given by mail, when deposited in the mails by certified mail, return receipt requested, or (c) if by telex, fax or similar electronic transfer, when sent and receipt has been confirmed, as follows:

      (1) if to the Trustee, at its address or transmission number for notices provided in the recitals of the Company
Indenture; and

      (2) if to the Pledgor, at its address or transmission number for notices set forth under its signature below.

      The Trustee and the Pledgor may change their addresses and transmission numbers for notices by notice in the manner provided in this paragraph.

     17. Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

      18. Integration. This Agreement represents the agreement of the Pledgor with respect to the subject matter hereof and there are no promises or representations by the Trustee or any Holder relative to the subject matter hereof not reflected herein.

      19.   Amendments in Writing; No Waiver; Cumulative Remedies.
(a) None of the terms or provisions of this Agreement may be waived, amended, supplemented or otherwise modified except by a written instrument executed by the Pledgor and the Trustee, provided that any provision of this Agreement may be waived by the Trustee in a letter or agreement executed by the Trustee or by telex or facsimile transmission from the Trustee.

      (b) Neither the Trustee nor any Holder shall by any act (except by a written instrument pursuant to paragraph 0 hereof), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default or in any breach of any of the terms and conditions hereof. No failure to exercise, nor any delay in exercising, on the part of the Trustee, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Trustee of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Trustee would otherwise have on any future occasion.

     (c) The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.

      20. Section Headings. The section headings used in this Agreement are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

      21. Successors and Assigns. This Agreement shall be binding upon the successors and assigns of the Pledgor and shall inure to the benefit of the Trustee and the Holders and their successors and assigns.

      22.   GOVERNING LAW.  THIS AGREEMENT SHALL BE GOVERNED  BY,
AND  CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE
STATE OF NEW YORK.

      23.   Submission  To  Jurisdiction; Waivers.   The  Pledgor
hereby irrevocably and unconditionally:

           (a) submits for itself and its property in any legal action or proceeding relating to this Agreement, or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction of the Courts of the State of New York sitting in the Borough of Manhattan, the courts of the United States of America for the Southern District of New York, and appellate courts from any thereof;

          (b) consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

           (c) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to its address set forth below or at such other address of which the Trustee shall have been notified pursuant hereto;

           (d) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction; and

           (e) waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this paragraph any special, exemplary, punitive or consequential damages.

           24. WAIVERS OF JURY TRIAL. THE PLEDGOR AND, BY ITS ACCEPTANCE HEREOF, THE TRUSTEE HEREBY IRREVOCABLY AND
UNCONDITIONALLY WAIVE TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT AND FOR ANY COUNTERCLAIM THEREIN.

      IN WITNESS WHEREOF, the Pledgor and the Trustee have caused this Cash Collateral Agreement to be duly executed and delivered as of the date first above written.

                                  PANDA ENERGY CORPORATION



                                  By:
                                  Title:
                                  Address:
                                    4100 Spring Valley Road
                                    Suite 1001
                                    Dallas, Texas 75244
                                    Fax: (972) 980-6815
                                    Attention: General Counsel


                                  BANKERS TRUST COMPANY, as Trustee


                                  By:
                                  Title: